CERTAIN TRANSACTIONS	0 Months Ended
Jun. 30, 2011
Certain Transactions [Abstract]
Certain Transactions

NOTE 2 – Certain transactions:

a. Ratiopharm acquisition

On August 10, 2010, Teva acquired Merckle ratiopharm Group (“ratiopharm”), for a total cash consideration of $5.2 billion. The transaction was accounted for as a business combination. Ratiopharm's results of operations were included in Teva's consolidated financial statements commencing August 2010.

The cash consideration was financed through Teva's internal resources, the issuance of $2.5 billion in senior notes and credit lines, including credit agreements for an aggregate amount of $1.5 billion that were repaid by June 30, 2011.

During the first half of 2011, no significant adjustments were recorded to the assets acquired or to the liabilities assumed and the resulting goodwill.

b. Laboratoire Theramex acquisition

On January 5, 2011, Teva completed the acquisition of Theramex, Merck KGaA's European-based women's health business, for €267 million in cash (approximately $355 million) and certain limited performance-based milestone payments.

Theramex has a broad portfolio of women's health and gynecology products sold in over 50 countries, primarily France and Italy. Theramex's pipeline includes NOMAC/E2, a new oral contraceptive based on natural estrogens, which has successfully completed phase III studies and was submitted for approval in Europe.

During the second quarter of 2011, no significant adjustments were recorded to the assets acquired or to the liabilities assumed and the resulting goodwill.

c. Corporación Infarmasa acquisition

On January 26, 2011, Teva acquired Corporación Infarmasa (“Infarmasa”), a top ten pharmaceutical company in Peru, from The Rohatyn Group and Altra Investments.

Infarmasa manufactures and commercializes branded and unbranded generic drugs, primarily corticosteroids, antihistamines, analgesics and antibiotics. Infarmasa's product offerings will greatly enhance Teva's portfolio in the market, especially in the area of antibiotics, where Infarmasa has the leading brand in Peru.

During the second quarter of 2011, no significant adjustments were recorded to the assets acquired or to the liabilities assumed and the resulting goodwill.

d. Consumer health care partnership with Procter & Gamble

On March 24, 2011, Teva and The Procter & Gamble Company (“P&G”) announced the signing of a master agreement to create a consumer health care partnership that will combine the companies' over-the-counter pharmaceutical businesses ("OTC") in all markets outside North America. As part of the partnership, Teva will manufacture products to supply the joint venture's markets as well as P&G's existing North American OTC business. On July 20, 2011, Teva and P&G entered into definitive agreements with respect to the establishment of the partnership. The transaction is expected to close in the fall of 2011, subject to the receipt of required regulatory approvals.

e. Cephalon Inc. acquisition

On May 1, 2011, Teva entered into a merger agreement to acquire Cephalon Inc. ("Cephalon") for approximately $6.8 billion in cash. Cephalon is a global biopharmaceutical company with a strong marketed portfolio and pipeline of branded products. The acquisition will diversify Teva's branded portfolio and is expected to enhance Teva's late-stage innovative pipeline. On July 14, Cephalon's stockholders approved the merger. Subject to the receipt of regulatory approvals, the transaction is expected to be completed in October 2011.

f. Taiyo acquisition

On May 16, 2011, Teva signed an agreement to acquire Taiyo Pharmaceutical Industry Co. Ltd. (“Taiyo”). On July 14, 2011, Teva completed the acquisition and a related tender offer, purchasing effectively 100% of Taiyo's outstanding shares for $934 million in cash. Taiyo has developed one of the largest portfolios of generic products in Japan with over 550 marketed products and its advanced production facilities enable it to produce a wide range of dosage forms on a large scale.